Weyerhaeuser Company	Exhibit 99.2

Q4.2025 Analyst Package

Preliminary results (unaudited)

Consolidated Statement of Operations

	Q1	Q2	Q3	Q4		Year-to-Date
in millions	Mar 31, 2025	Jun 30, 2025	Sept 30, 2025	Dec 31, 2025	Dec 31, 2024	Dec 31, 2025	Dec 31, 2024
Net sales	$1,763	$1,884	$1,717	$1,541	$1,708	$6,905	$7,124
Costs of sales	1,428	1,559	1,513	1,380	1,404	5,880	5,811
Gross margin	335	325	204	161	304	1,025	1,313
Selling expenses	23	23	23	23	22	92	88
General and administrative expenses	119	114	107	113	122	453	480
Gain on sale of timberlands	—	—	—	(266)	—	(266)	—
Other operating costs (income), net	14	10	(49)	40	19	15	60
Operating income	179	178	123	251	141	731	685
Non-operating pension and other post-employment benefit costs	(19)	(19)	(19)	(163)	(11)	(220)	(42)
Interest income and other	5	6	6	5	10	22	53
Interest expense, net of capitalized interest	(66)	(66)	(71)	(70)	(66)	(273)	(269)
Earnings before income taxes	99	99	39	23	74	260	427
Income taxes	(16)	(12)	41	51	7	64	(31)
Net earnings	$83	$87	$80	$74	$81	$324	$396

Per Share Information

	Q1	Q2	Q3	Q4		Year-to-Date
	Mar 31, 2025	Jun 30, 2025	Sept 30, 2025	Dec 31, 2025	Dec 31, 2024	Dec 31, 2025	Dec 31, 2024
Earnings per share, basic and diluted	$0.11	$0.12	$0.11	$0.10	$0.11	$0.45	$0.54
Dividends paid per common share	$0.21	$0.21	$0.21	$0.21	$0.20	$0.84	$0.94
Weighted average shares outstanding (in thousands):
Basic	726,143	723,682	721,598	721,295	726,927	723,162	728,398
Diluted	726,566	723,927	722,012	721,833	727,776	723,567	728,957
Common shares outstanding at end of period (in thousands)	725,671	721,835	720,861	720,531	725,845	720,531	725,845

Adjusted Earnings before Interest, Tax, Depreciation, Depletion and Amortization (Adjusted EBITDA)

	Q1	Q2	Q3	Q4		Year-to-Date
in millions	Mar 31, 2025	Jun 30, 2025	Sept 30, 2025	Dec 31, 2025	Dec 31, 2024	Dec 31, 2025	Dec 31, 2024
Net earnings	$83	$87	$80	$74	$81	$324	$396
Non-operating pension and other post-employment benefit costs	19	19	19	163	11	220	42
Interest income and other	(5)	(6)	(6)	(5)	(10)	(22)	(53)
Interest expense, net of capitalized interest	66	66	71	70	66	273	269
Income taxes	16	12	(41)	(51)	(7)	(64)	31
Operating income	179	178	123	251	141	731	685
Depreciation, depletion and amortization	125	125	130	129	126	509	502
Basis of real estate sold	24	33	19	8	27	84	120
Special items included in operating income	—	—	(55)	(248)	—	(303)	(15)
Adjusted EBITDA(1)	$328	$336	$217	$140	$294	$1,021	$1,292

(1) Adjusted EBITDA is a non-GAAP measure that management uses to evaluate the performance of the company. Adjusted EBITDA, as we define it, is operating income adjusted for depreciation, depletion, amortization, basis of real estate sold and special items. Our definition of Adjusted EBITDA may be different from similarly titled measures reported by other companies. Adjusted EBITDA should not be considered in isolation from, and is not intended to represent an alternative to, our GAAP results.

Weyerhaeuser Company	Total Company Statistics

Q4.2025 Analyst Package

Preliminary results (unaudited)

Special Items Included in Net Earnings (Income Tax Affected)

	Q1	Q2	Q3	Q4		Year-to-Date
in millions	Mar 31, 2025	Jun 30, 2025	Sept 30, 2025	Dec 31, 2025	Dec 31, 2024	Dec 31, 2025	Dec 31, 2024
Net earnings	$83	$87	$80	$74	$81	$324	$396
Environmental remediation charge	—	—	—	14	—	14	—
Gain on lumber mill sale	—	—	(21)	—	—	(21)	—
Gain on sale of timberlands	—	—	—	(266)	—	(266)	—
Insurance recovery	—	—	(19)	—	—	(19)	—
Pension settlement charge	—	—	—	111	—	111	—
Product remediation recovery	—	—	—	—	—	—	(19)
Restructuring, impairments and other charges	—	—	—	—	—	—	7
Net earnings (loss) before special items(1)	$83	$87	$40	$(67)	$81	$143	$384

	Q1	Q2	Q3	Q4		Year-to-Date
	Mar 31, 2025	Jun 30, 2025	Sept 30, 2025	Dec 31, 2025	Dec 31, 2024	Dec 31, 2025	Dec 31, 2024
Net earnings per diluted share	$0.11	$0.12	$0.11	$0.10	$0.11	$0.45	$0.54
Environmental remediation charge	—	—	—	0.02	—	0.02	—
Gain on lumber mill sale	—	—	(0.03)	—	—	(0.03)	—
Gain on sale of timberlands	—	—	—	(0.36)	—	(0.36)	—
Insurance recovery	—	—	(0.02)	—	—	(0.03)	—
Pension settlement charge	—	—	—	0.15	—	0.15	—
Product remediation recovery	—	—	—	—	—	—	(0.02)
Restructuring, impairments and other charges	—	—	—	—	—	—	0.01
Net earnings (loss) per diluted share before special items(1)	$0.11	$0.12	$0.06	$(0.09)	$0.11	$0.20	$0.53

(1) Net earnings before special items is a non-GAAP measure that management believes provides helpful context in understanding the company’s earnings performance. Net earnings before special items should not be considered in isolation from, and is not intended to represent an alternative to, our GAAP results.

Selected Total Company Items

	Q1	Q2	Q3	Q4		Year-to-Date
in millions	Mar 31, 2025	Jun 30, 2025	Sept 30, 2025	Dec 31, 2025	Dec 31, 2024	Dec 31, 2025	Dec 31, 2024
Pension and post-employment costs:
Pension and post-employment service costs	$4	$5	$5	$5	$6	$19	$21
Non-operating pension and other post-employment benefit costs	19	19	19	163	11	220	42
Total company pension and post-employment costs	$23	$24	$24	$168	$17	$239	$63

Weyerhaeuser Company

Q4.2025 Analyst Package

Preliminary results (unaudited)

Condensed Consolidated Balance Sheet

in millions	March 31, 2025	June 30, 2025	September 30, 2025	December 31, 2025	December 31, 2024
ASSETS
Current assets:
Cash and cash equivalents	$560	$592	$401	$464	$684
Receivables, net	382	369	353	303	306
Receivables for taxes	13	9	8	10	9
Inventories	675	610	588	593	607
Assets held for sale	—	—	141	128	—
Prepaid expenses and other current assets	141	178	121	154	142
Total current assets	1,771	1,758	1,612	1,652	1,748
Property and equipment, net	2,333	2,321	2,332	2,420	2,329
Construction in progress	291	316	360	337	287
Timber and timberlands at cost, less depletion	11,506	11,452	11,709	11,533	11,551
Minerals and mineral rights, less depletion	187	184	180	177	189
Deferred tax assets	23	23	62	97	24
Other assets	409	424	413	397	408
Total assets	$16,520	$16,478	$16,668	$16,613	$16,536

LIABILITIES AND EQUITY
Current liabilities:
Current maturities of long-term debt	$150	$900	$522	$522	$210
Accounts payable	288	283	280	278	255
Accrued liabilities	430	511	512	478	512
Total current liabilities	868	1,694	1,314	1,278	977
Long-term debt, net	5,017	4,268	4,948	5,050	4,866
Deferred tax liabilities	32	37	14	18	26
Deferred pension and other post-employment benefits	602	609	613	485	596
Other liabilities	356	346	341	356	350
Total liabilities	6,875	6,954	7,230	7,187	6,815
Total equity	9,645	9,524	9,438	9,426	9,721
Total liabilities and equity	$16,520	$16,478	$16,668	$16,613	$16,536

Weyerhaeuser Company

Q4.2025 Analyst Package

Preliminary results (unaudited)

Consolidated Statement of Cash Flows

	Q1	Q2	Q3	Q4		Year-to-Date
in millions	Mar 31, 2025	Jun 30, 2025	Sept 30, 2025	Dec 31, 2025	Dec 31, 2024	Dec 31, 2025	Dec 31, 2024
Cash flows from operations:
Net earnings	$83	$87	$80	$74	$81	$324	$396
Noncash charges (credits) to earnings:
Depreciation, depletion and amortization	125	125	130	129	126	509	502
Basis of real estate sold	24	33	19	8	27	84	120
Deferred income taxes, net	4	—	(65)	(53)	(31)	(114)	(40)
Pension and other post-employment benefits	23	24	24	168	17	239	63
Share-based compensation expense	11	12	9	11	11	43	43
Gain on lumber mill sale	—	—	(29)	—	—	(29)	—
Gain on sale of timberlands	—	—	—	(266)	—	(266)	—
Other	—	—	3	4	(4)	7	2
Change in:
Receivables, net	(76)	10	29	51	66	14	45
Receivables and payables for taxes	(22)	6	4	(8)	2	(20)	(1)
Inventories	(68)	55	17	(4)	(24)	—	(55)
Prepaid expenses and other current assets	5	12	(8)	2	(1)	11	19
Accounts payable and accrued liabilities	(25)	64	2	(30)	(22)	11	(23)
Pension and post-employment benefit contributions and payments	(3)	(3)	(7)	(206)	(6)	(219)	(18)
Other	(11)	(29)	2	6	(24)	(32)	(45)
Net cash from operations	$70	$396	$210	$(114)	$218	$562	$1,008
Cash flows from investing activities:
Capital expenditures for property and equipment(1)	$(71)	$(99)	$(118)	$(135)	$(136)	$(423)	$(364)
Capital expenditures for timberlands reforestation	(22)	(8)	(7)	(14)	(13)	(51)	(52)
Acquisitions of timberlands	(4)	(1)	(461)	(3)	(116)	(469)	(251)
Proceeds from lumber mill sale	—	—	61	—	—	61	—
Proceeds from sale of timberlands	—	—	—	405	—	405	—
Other	—	(3)	4	1	10	2	31
Net cash from investing activities	$(97)	$(111)	$(521)	$254	$(255)	$(475)	$(636)
Cash flows from financing activities:
Cash dividends on common shares	$(152)	$(152)	$(150)	$(152)	$(145)	$(606)	$(684)
Net proceeds from issuance of long-term debt	299	—	799	101	—	1,199	—
Payments on long-term debt	(210)	—	(502)	—	—	(712)	—
Repurchases of common shares	(25)	(100)	(25)	(10)	(28)	(160)	(154)
Other	(9)	(1)	(2)	1	(5)	(11)	(14)
Net cash from financing activities	$(97)	$(253)	$120	$(60)	$(178)	$(290)	$(852)

Net change in cash, cash equivalents and restricted cash	$(124)	$32	$(191)	$80	$(215)	$(203)	$(480)
Cash, cash equivalents and restricted cash at beginning of period	684	560	592	401	899	684	1,164
Cash, cash equivalents and restricted cash at end of period	$560	$592	$401	$481	$684	$481	$684

Cash paid during the period for:
Interest, net of amounts capitalized	$58	$74	$69	$71	$70	$272	$259
Income taxes, net of refunds	$34	$6	$21	$6	$9	$67	$60

(1) Includes $16 million, $22 million, $32 million, $39 million and $109 million in capital expenditures related to the construction of our Monticello engineered wood products facility in first quarter 2025, second quarter 2025, third quarter 2025, fourth quarter 2025 and full year 2025, respectively. These amounts are excluded for purposes of calculating Adjusted Funds Available for Distribution.

Weyerhaeuser Company	Timberlands Segment

Q4.2025 Analyst Package

Preliminary results (unaudited)

Segment Statement of Operations

in millions	Q1.2025	Q2.2025	Q3.2025	Q4.2025	Q4.2024	YTD.2025	YTD.2024
Sales to unaffiliated customers	$382	$373	$386	$353	$359	$1,494	$1,512
Intersegment sales	152	156	150	134	138	592	554
Total net sales	534	529	536	487	497	2,086	2,066
Costs of sales	409	416	429	410	411	1,664	1,686
Gross margin	125	113	107	77	86	422	380
Selling expenses	—	1	—	—	—	1	1
General and administrative expenses	24	24	25	24	26	97	100
Gain on sale of timberlands	—	—	—	(266)	—	(266)	—
Other operating (income) costs, net	(1)	—	2	3	(2)	4	—
Operating income	102	88	80	316	62	586	279
Interest income and other	—	—	—	—	—	—	1
Net contribution to earnings	$102	$88	$80	$316	$62	$586	$280

Adjusted Earnings before Interest, Tax, Depreciation, Depletion and Amortization(1)

in millions	Q1.2025	Q2.2025	Q3.2025	Q4.2025	Q4.2024	YTD.2025	YTD.2024
Operating income	$102	$88	$80	$316	$62	$586	$279
Depreciation, depletion and amortization	65	64	68	64	64	261	260
Special items	—	—	—	(266)	—	(266)	—
Adjusted EBITDA(1)	$167	$152	$148	$114	$126	$581	$539

(1) See definition of Adjusted EBITDA (a non-GAAP measure) on page 1.

Segment Special Items Included In Net Contribution to Earnings (Pretax)

in millions	Q1.2025	Q2.2025	Q3.2025	Q4.2025	Q4.2024	YTD.2025	YTD.2024
Gain on sale of timberlands	$—	$—	$—	$(266)	$—	$(266)	$—

Selected Segment Items

in millions	Q1.2025	Q2.2025	Q3.2025	Q4.2025	Q4.2024	YTD.2025	YTD.2024
Total (increase) decrease in working capital(2)	$(16)	$51	$(22)	$(23)	$(12)	$(10)	$28
Cash spent for capital expenditures(3)	$(26)	$(19)	$(37)	$(38)	$(31)	$(120)	$(105)

(2) Represents the change in prepaid assets, accounts receivable, accounts payable, accrued liabilities and log inventory for the Timberlands and Real Estate & ENR segments combined.

(3) Does not include cash spent for the acquisition of timberlands.

Segment Statistics(4)

		Q1.2025	Q2.2025	Q3.2025	Q4.2025	Q4.2024	YTD.2025	YTD.2024
Third Party	Delivered logs:
Net Sales	West	$169	$169	$169	$138	$154	$645	$693
(millions)	South	152	154	154	153	150	613	603
	North	14	8	13	15	13	50	46
	Total delivered logs	335	331	336	306	317	1,308	1,342
	Stumpage and pay-as-cut timber	10	13	22	15	13	60	51
	Recreational and other lease revenue	19	19	21	20	20	79	77
	Other revenue	18	10	7	12	9	47	42
	Total	$382	$373	$386	$353	$359	$1,494	$1,512
Delivered Logs	West	$118.52	$117.69	$110.68	$108.64	$110.32	$113.97	$117.45
Third Party Sales	South	$37.10	$37.71	$36.65	$37.29	$37.26	$37.18	$36.94
Realizations (per ton)	North	$71.43	$74.30	$72.75	$73.28	$69.22	$72.77	$71.96
Delivered Logs	West	1,428	1,430	1,529	1,276	1,402	5,663	5,901
Third Party Sales	South	4,106	4,074	4,217	4,089	4,012	16,486	16,317
Volumes (tons, thousands)	North	192	105	183	204	184	684	637
Fee Harvest Volumes	West	2,229	2,238	2,394	2,143	2,149	9,004	8,902
(tons, thousands)	South	6,133	6,220	6,431	6,048	6,161	24,832	24,514
	North	272	180	262	267	264	981	940

(4) Western logs are primarily transacted in MBF but are converted to ton equivalents for external reporting purposes.

Weyerhaeuser Company	Real Estate, Energy & Natural Resources Segment

Q4.2025 Analyst Package

Preliminary results (unaudited)

Segment Statement of Operations

in millions	Q1.2025	Q2.2025	Q3.2025	Q4.2025	Q4.2024	YTD.2025	YTD.2024
Net sales	$94	$154	$103	$103	$86	$454	$391
Costs of sales	32	44	28	13	34	117	152
Gross margin	62	110	75	90	52	337	239
General and administrative expenses	7	6	7	7	6	27	26
Other operating income, net	(1)	(2)	(1)	(1)	—	(5)	(3)
Operating income and Net contribution to earnings	$56	$106	$69	$84	$46	$315	$216

Adjusted Earnings before Interest, Tax, Depreciation, Depletion and Amortization(1)

in millions	Q1.2025	Q2.2025	Q3.2025	Q4.2025	Q4.2024	YTD.2025	YTD.2024
Operating income	$56	$106	$69	$84	$46	$315	$216
Depreciation, depletion and amortization	2	4	3	3	3	12	13
Basis of real estate sold	24	33	19	8	27	84	120
Adjusted EBITDA(1)	$82	$143	$91	$95	$76	$411	$349

(1) See definition of Adjusted EBITDA (a non-GAAP measure) on page 1.

Segment Statistics

		Q1.2025	Q2.2025	Q3.2025	Q4.2025	Q4.2024	YTD.2025	YTD.2024
Net Sales	Real Estate	$69	$123	$65	$73	$60	$330	$280
(millions)	Energy and Natural Resources	25	31	38	30	26	124	111
	Total	$94	$154	$103	$103	$86	$454	$391
Acres Sold	Real Estate	16,654	24,103	11,982	4,356	20,028	57,095	94,908
Price per Acre	Real Estate	$3,812	$4,757	$5,128	$8,271	$2,806	$4,827	$2,682
Basis as a Percent of Real Estate Net Sales	Real Estate	35%	27%	29%	11%	45%	25%	43%

Weyerhaeuser Company	Wood Products Segment

Q4.2025 Analyst Package

Preliminary results (unaudited)

Segment Statement of Operations

in millions	Q1.2025	Q2.2025	Q3.2025	Q4.2025	Q4.2024	YTD.2025	YTD.2024
Net sales	$1,287	$1,357	$1,228	$1,085	$1,263	$4,957	$5,221
Costs of sales	1,114	1,243	1,218	1,099	1,092	4,674	4,516
Gross margin	173	114	10	(14)	171	283	705
Selling expenses	22	22	23	21	21	88	85
General and administrative expenses	39	40	39	38	37	156	155
Other operating costs (income), net	6	6	(33)	5	7	(16)	8
Operating income (loss) and Net contribution (charge) to earnings	$106	$46	$(19)	$(78)	$106	$55	$457

Adjusted Earnings before Interest, Tax, Depreciation, Depletion and Amortization(1)

in millions	Q1.2025	Q2.2025	Q3.2025	Q4.2025	Q4.2024	YTD.2025	YTD.2024
Operating income (loss)	$106	$46	$(19)	$(78)	$106	$55	$457
Depreciation, depletion and amortization	55	55	56	58	55	224	219
Special items	—	—	(29)	—	—	(29)	(15)
Adjusted EBITDA(1)	$161	$101	$8	$(20)	$161	$250	$661

(1) See definition of Adjusted EBITDA (a non-GAAP measure) on page 1.

Segment Special Items Included in Net Contribution to Earnings (Pretax)

in millions	Q1.2025	Q2.2025	Q3.2025	Q4.2025	Q4.2024	YTD.2025	YTD.2024
Gain on lumber mill sale	$—	$—	$(29)	$—	$—	$(29)	$—
Product remediation recovery	$—	$—	$—	$—	$—	$—	$(25)
Restructuring, impairments and other charges	$—	$—	$—	$—	$—	$—	$10

Selected Segment Items

in millions	Q1.2025	Q2.2025	Q3.2025	Q4.2025	Q4.2024	YTD.2025	YTD.2024
Total (increase) decrease in working capital(2)	$(157)	$49	$116	$66	$26	$74	$(35)
Cash spent for capital expenditures(3)	$(67)	$(88)	$(88)	$(110)	$(117)	$(353)	$(294)

(2) Represents the change in prepaid assets, accounts receivable, accounts payable, accrued liabilities and inventory for the Wood Products segment.

(3) Includes $16 million, $22 million, $32 million, $39 million and $109 million in capital expenditures related to the construction of our Monticello engineered wood products facility in first quarter 2025, second quarter 2025, third quarter 2025, fourth quarter 2025 and full year 2025, respectively. These amounts are excluded for purposes of calculating Adjusted Funds Available for Distribution.

Segment Statistics(4)

in millions, except for third party sales realizations		Q1.2025	Q2.2025	Q3.2025	Q4.2025	Q4.2024	YTD.2025	YTD.2024
Structural Lumber	Third party net sales	$527	$581	$509	$420	$492	$2,037	$1,906
(volumes presented	Third party sales realizations	$463	$454	$405	$393	$442	$429	$423
in board feet)	Third party sales volumes	1,138	1,277	1,259	1,066	1,114	4,740	4,500
	Production volumes	1,163	1,208	1,167	1,009	1,110	4,547	4,404
Oriented Strand	Third party net sales	$228	$205	$167	$162	$230	$762	$979
Board	Third party sales realizations	$317	$280	$231	$218	$321	$261	$348
(volumes presented	Third party sales volumes	719	731	727	739	717	2,916	2,810
in square feet 3/8")	Production volumes	743	737	750	758	758	2,988	2,920
Engineered Solid	Third party net sales	$161	$169	$162	$157	$165	$649	$708
Section	Third party sales realizations	$3,026	$2,916	$2,932	$2,928	$2,996	$2,949	$3,175
(volumes presented	Third party sales volumes	5.3	5.8	5.5	5.4	5.5	22.0	22.3
in cubic feet)	Production volumes	5.7	6.0	5.1	5.2	5.5	22.0	22.3
Engineered	Third party net sales	$88	$95	$85	$75	$89	$343	$390
I-joists	Third party sales realizations	$2,519	$2,399	$2,421	$2,384	$2,508	$2,431	$2,613
(volumes presented	Third party sales volumes	35	40	35	31	35	141	149
in lineal feet)	Production volumes	35	40	36	32	32	143	147
Softwood Plywood	Third party net sales	$40	$41	$38	$36	$37	$155	$158
(volumes presented	Third party sales realizations	$459	$446	$417	$404	$450	$432	$463
in square feet 3/8")	Third party sales volumes	88	92	91	89	83	360	342
	Production volumes	80	82	82	78	79	322	314
Medium Density	Third party net sales	$32	$36	$39	$28	$36	$135	$159
Fiberboard	Third party sales realizations	$1,163	$1,195	$1,157	$1,168	$1,163	$1,171	$1,177
(volumes presented	Third party sales volumes	27	31	33	25	31	116	135
in square feet 3/4")	Production volumes	22	37	35	24	33	118	138

(4) Third party net sales, third party sales realizations and third party sales volumes include sales of internally produced products and products purchased for resale primarily through our distribution business.

Weyerhaeuser Company	Unallocated Items

Q4.2025 Analyst Package

Preliminary results (unaudited)

Unallocated items are gains or charges not related to, or allocated to, an individual operating segment. They include all or a portion of items such as share-based compensation, pension and post-employment costs, elimination of intersegment profit in inventory and LIFO, foreign exchange transaction gains and losses and interest income and other.

Net Charge to Earnings

in millions	Q1.2025	Q2.2025	Q3.2025	Q4.2025	Q4.2024	YTD.2025	YTD.2024
Unallocated corporate function and variable compensation expense	$(42)	$(41)	$(37)	$(46)	$(47)	$(166)	$(154)
Liability classified share-based compensation	(1)	1	1	—	2	1	2
Foreign exchange gain (loss)	—	2	—	(1)	1	1	1
Elimination of intersegment profit in inventory and LIFO	(18)	(4)	15	18	(1)	11	4
Other, net	(24)	(20)	14	(42)	(28)	(72)	(120)
Operating loss	(85)	(62)	(7)	(71)	(73)	(225)	(267)
Non-operating pension and other post-employment benefit costs	(19)	(19)	(19)	(163)	(11)	(220)	(42)
Interest income and other	5	6	6	5	10	22	52
Net charge to earnings	$(99)	$(75)	$(20)	$(229)	$(74)	$(423)	$(257)

Adjusted Earnings before Interest, Tax, Depreciation, Depletion and Amortization(1)

in millions	Q1.2025	Q2.2025	Q3.2025	Q4.2025	Q4.2024	YTD.2025	YTD.2024
Operating loss	$(85)	$(62)	$(7)	$(71)	$(73)	$(225)	$(267)
Depreciation, depletion and amortization	3	2	3	4	4	12	10
Special items	—	—	(26)	18	—	(8)	—
Adjusted EBITDA(1)	$(82)	$(60)	$(30)	$(49)	$(69)	$(221)	$(257)

(1) See definition of Adjusted EBITDA (a non-GAAP measure) on page 1.

Unallocated Special Items Included in Operating Loss and Net Charge to Earnings (Pretax)

in millions	Q1.2025	Q2.2025	Q3.2025	Q4.2025	Q4.2024	YTD.2025	YTD.2024
Environmental remediation charge	$—	$—	$—	$18	$—	$18	$—
Insurance recovery	—	—	(26)	—	—	(26)	—
Special items included in operating loss	—	—	(26)	18	—	(8)	—
Pension settlement charge	—	—	—	145	—	145	—
Special items included in net charge to earnings	$—	$—	$(26)	$163	$—	$137	$—

Unallocated Selected Items

in millions	Q1.2025	Q2.2025	Q3.2025	Q4.2025	Q4.2024	YTD.2025	YTD.2024
Cash spent for capital expenditures	$—	$—	$—	$(1)	$(1)	$(1)	$(17)